UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WESTLAKE CHEMICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 15, 2020

WESTLAKE CHEMICAL CORPORATION

WESTLAKE CHEMICAL CORPORATION
ATTN: GENERAL COUNSEL
2801 POST OAK BLVD, SUITE 600
HOUSTON, TX 77056

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 16, 2020
Date: May 15, 2020 **Time:** 9:00 AM CDT
Location: Westlake Center
2801 Post Oak Boulevard
Houston, TX 77056
USA

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report   2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

by the arrow  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

18  1 .0 . Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession

R1 .   of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special 2  requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.

_Vote By Internet:  To vote now by Internet,go to www.proxyvote.com.  Have the information that is printed in the box 0000442535 marked by the arrow  available and follow the instructions.

Internal Use

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Class I Directors:

Nominees

01) Marius A. Haas 02) Dorothy C. Jenkins 03) Kimberly S. Lubel 04) Jeffrey W. Sheets

B A

The Board of Directors recommends you vote FOR proposals 2 and 3.

R

2. An advisory vote to approve named executive officer compensation. C 3. To ratify the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public O  accounting firm for the fiscal year ending December 31, 2020. D NOTE: To act upon any other matters that may properly come before the annual meeting. E

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NAME

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

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